THE MAINSTAY GROUP OF FUNDS

MainStay High Yield Opportunities Fund

MainStay Unconstrained Bond Fund

MainStay Income Builder Fund

Supplement dated September 11, 2015 to the Summary Prospectuses dated February 27, 2015,

MainStay Income and Mixed Asset Funds Prospectus dated February 27, 2015, as supplemented, and the Statement of Additional Information dated February 27, 2015, as supplemented

Change to Portfolio Managers

Taylor Wagenseil will continue to serve as a portfolio manager of the MainStay High Yield Opportunities Fund, MainStay Unconstrained Bond Fund and the fixed income portion of the MainStay Income Builder Fund (the “Funds”) until August 2016. From September 2016 to August 2017, Mr. Wagenseil will provide advisory support to the Funds’ portfolio management team but will not have discretionary investment authority.

Dan Roberts, Louis Cohen and Michael Kimble will continue to manage the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.